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                                                                 Exhibit (10)(b)

                        Consent of Independent Auditors


The Board of Directors
GE Life and Annuity Assurance Company
  and
Contractholders
GE Life & Annuity Separate Account 4:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.



/s/ KPMG LLP

Richmond, VA
February 27, 2001